Exhibit 99.1

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Financial Statements

June 30, 2011 (Unaudited)

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Statements of Financial Condition

June 30, 2011 (Unaudited) and December 31, 2010

	2011	2010
Assets
Due from DB Exchange Traded Funds	$9,025,281	$7,711,150
Investment in DB Exchange Traded Funds	15,489	14,786
Due from affiliate, net	13,944,813	97,703,702

Total assets	$22,985,583	$105,429,638

Liabilities and Member’s Capital
Liabilities:
Accrued expenses	$10,851,776	$8,015,861

Total liabilities	10,851,776	8,015,861

Member’s capital	12,133,807	97,413,777

Total liabilities and member’s capital	$22,985,583	$105,429,638

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Income and Expenses

For the Six Months Ended June 30, 2011 and 2010

	2011	2010
Income:
Management fees	$54,148,363	$43,816,501
Equity in earnings in investment in DB Exchange Traded Funds	703	(444)

Total income	54,149,066	43,816,057

Expenses:
Legal fees	539,152	1,034,690
Audit fees and tax services	3,368,930	2,691,322
Printing services	479,071	525,018
Administrator and trustee fees	2,357,860	2,073,094
Distribution fees	10,247,667	7,711,187
Registration fees	—	1,825,640
Other	436,356	639,351

Total expenses	17,429,036	16,500,302

Net income	$36,720,030	$27,315,755

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Changes in Member’s Capital

For the Six Months Ended June 30, 2011 and 2010

	2011	2010
Member’s capital, January 1	$97,413,777	$42,133,072

Net income	36,720,030	27,315,755

Dividend Declared	(122,000,000)	—

Member’s capital, June 30	$12,133,807	$69,448,827

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Unaudited Statements of Cash Flows

For the Six Months Ended June 30, 2011 and 2010

	2011	2010
Cash flows from operating activities:
Net income	$36,720,030	$27,315,755
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
(Increase) decrease in operating assets:
Due from DB Exchange Traded Funds	(1,314,131)	178,462
Due from affiliate, net	83,758,889	(28,483,995)
Increase (decrease) in investment in DB Exchange Traded Funds	(703)	444
Prepaid expenses	—	1,825,640
Increase (decrease) in operating liabilities:
Accrued expenses	2,835,915	(836,306)

Net cash provided by operating activities	122,000,000	—

Cash flows from financing activities:
(Increase) decrease in financing activities:
Dividends Declared	(122,000,000)	—

Cash and cash equivalents at beginning of period	—	—

Cash and cash equivalents at end of period	$—	$—

See accompanying notes to unaudited financial statements.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

(1)	Organization and Basis of Presentation

DB Commodity Services LLC (the Company), a Delaware limited liability company, was formed on May 23, 2005, and is an indirect wholly owned subsidiary of Deutsche Bank AG and a direct wholly owned subsidiary of DB U.S. Financial Markets Holding Corporation. The Company is registered as a commodity pool operator and commodity trading advisor with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Company serves as the managing owner, commodity pool operator, and commodity trading advisor to the following funds, the “DB Exchange Traded Funds”:

•	PowerShares DB Commodity Index Tracking Fund (DBC)

•	PowerShares DB G10 Currency Harvest Fund (DBV)

•	PowerShares DB Multi Sector Commodity Trust in seven separate series, or Funds:

–	PowerShares DB Energy Fund (DBE)

–	PowerShares DB Oil Fund (DBO)

–	PowerShares DB Precious Metals Fund (DBP)

–	PowerShares DB Gold Fund (DGL)

–	PowerShares DB Silver Fund (DBS)

–	PowerShares DB Base Metals Fund (DBB)

–	PowerShares DB Agriculture Fund (DBA)

•	PowerShares DB US Dollar Index Trust in two separate series, or Funds:

–	PowerShares DB US Dollar Index Bullish Fund (UUP)

–	PowerShares DB US Dollar Index Bearish Fund (UDN)

(2)	Summary of Significant Accounting Policies

(a)	Basis of Accounting

The accompanying financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

(b)	Use of Estimates

The preparation of the financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses, and related disclosure of contingent assets and liabilities during the reporting period of the financial statements and accompanying notes. Actual results could differ from those estimates.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

(c)	Due from DB Exchange Traded Funds

Due from the DB Exchange Traded Funds represents outstanding management fees for services provided to the DB Exchange Traded Funds as commodity pool operator, commodity trading advisor and managing owner. The fees are recorded at the invoiced amounts and do not bear interest. Management has determined that there was no risk of unrecoverable amounts, and therefore, no allowance for doubtful accounts was provided for as of June 30, 2011 or December 31, 2010.

(d)	Investment in DB Exchange Traded Funds

The Company’s investments in the DB Exchange Traded Funds consist of capital contributions in the general shares of the Funds and are accounted for using the equity method. The Company adjusts the carrying amount of the investments to recognize the Company’s share of earnings or losses of the investment. Distributions received from the investments reduce the carrying amount of the respective investments.

(e)	Income Taxes

The Company is a limited liability company and did not elect to be taxable as a corporation for U.S. income tax purposes. Accordingly, the Company will not incur U.S. income taxes. No provision for federal, state, and local income taxes has been made in the accompanying financial statements, as its owner member is liable for income taxes, if any, on the Company’s income, loss, and other items, and there is no tax sharing arrangement between the Company and its owner member. Based on the effective tax rate of the Company’s owner member, the Company’s pro rata income tax expense would be approximately $11,000,000 and $8,200,000 for the federal tax, $2,500,000 and $1,900,000 for the New York State tax, and $2,800,000 and $2,100,000 for the New York City tax for the six months ended June 30, 2011 and 2010, respectively. As the Company is not required to separately file its own returns, the following is the major tax jurisdiction for the Company’s parent, DB U.S. Financial Markets Holding Corporation, and the earliest tax year subject to examination: United States – 2007.

(f)	Revenue Recognition

Fees for management services are recognized on an accrual basis when earned. Fees for management services are accrued for each of the Funds monthly.

(3)	Related-Party Transactions

(a)	Management Fees and Due from DB Exchange Traded Funds

The DBA and DBC Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.85% per annum of their net asset values

The DBO, DBS, DGL, DBB, DBE, DBP, DBV, UDN, and UUP Funds pay the Company a management fee, monthly in arrears, in an amount equal to 0.75% per annum of their net asset values.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

During the Six Months Ended June 30, 2011 and 2010, the Company earned management fees of $54,148,363 and $43,816,501, respectively. As of June 30, 2011 and December 31, 2010, Due from DB Exchange Traded Funds was $9,025,281 and $7,711,150, respectively.

	Six Months Ended June 30, 2011 Management Fees	Six Months Ended June 30, 2010 Management Fees	June 30, 2011 Due from DB Exchange Traded Funds	June 30, 2010 Due from DB Exchange Traded Funds
DBA Fund	$14,568,248	$9,704,715	$2,261,850	$1,833,427
DBB Fund	2,214,615	1,789,165	359,132	290,028
DBC Fund	25,100,043	19,058,256	4,281,994	3,507,167
DBE Fund	814,889	1,208,884	140,561	98,899
DBO Fund	2,307,448	1,403,177	365,317	381,087
DBP Fund	1,576,335	985,998	340,911	244,532
DBS Fund	1,043,763	279,946	111,923	122,896
DGL Fund	1,004,062	617,660	158,985	206,598
DBV Fund	1,342,838	1,517,369	226,413	227,190
UDN Fund	586,904	799,035	97,279	98,615
UUP Fund	3,589,218	6,452,296	680,916	700,711

	$54,148,363	$43,816,501	$9,025,281	$7,711,150

(b)	Organization and Offering Costs

The Company assumes all organization and offering costs of the Funds. Expenses incurred with the continuous offering of limited shares will also be paid by the Company.

(c)	Administration Expenses

The Company assumes all routine operational, administrative and other ordinary expenses of the Funds, including, but not limited to, computer services, the fees and expenses of the Trustee, legal and accounting fees and expenses, audit and tax preparation expenses, filing fees and printing, mailing and duplication costs. Accordingly, such expenses are recorded in the statement of income and expenses of the Company. Please refer to note 7 for further details on service agreements.

(d)	Service Agreement

The Company, in its capacity as the managing owner and on behalf of the Funds, entered into a service agreement with Deutsche Bank AG for services including, but not limited to, trading, accounting, legal, human resources, and other. The costs of these services are assumed by Deutsche Bank AG with no cost allocation to the Company or the Funds.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

(e)	Due from Affiliate, Net

Deutsche Bank AG New York Branch provides the Company with a cash facility to cover its operational expenses and to deposit management fees received from the DB Exchange Traded Funds. This cash management program is noninterest-bearing and there is no expiration date. As of June 30, 2011 and December 31, 2010, the Company had a net receivable from affiliate of $13,944,813 and $97,703,702, respectively.

(f)	Dividends

On May 9, 2011, the Company’s Board of Directors declared a $122,000,000 dividend. The dividend was paid on May 12, 2011.

(4)	Investments in DB Exchange Traded Funds

Investments in DB Exchange Traded Funds as of June 30, 2011 and December 31, 2010 amount to $15,489 and $14,786, respectively. The Company’s ownership in each of the DB Exchange Traded Funds represents less than 1.0% of the Funds’ equity.

(5)	Accrued Expenses

Accrued expenses as of June 30, 2011 and December 31, 2010 consist of the following:

	2011	2010
Audit Fees & Tax Services	$2,989,779	$4,808,500
Distribution Fees	5,833,279	1,392,102
Administrator & Trustee Fees	1,175,892	670,769
Legal Fees	482,479	590,947
Printing Services	283,373	392,133
Other	86,974	161,410

	$10,851,776	$8,015,861

(6)	Prepaid Expenses

There were no prepaid expenses as of June 30, 2011 and December 31, 2010.

(7)	Service Agreements

(a)	Trust Agreement

Under the Trust Agreement of the Funds, Wilmington Trust Company (the Trustee of the Funds) has delegated to the Company the exclusive management and control of all aspects of the business of the Funds. Trustee fees are paid on behalf of the Funds by the Company.

(b)	Administration Agreement

The Company, in its capacity as the managing owner and on behalf of each of the Funds, has appointed The Bank of New York Mellon as the administrator (the Administrator), custodian and transfer agent of the Funds and has entered into separate administrative, custodian, transfer agency

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

and service agreements (collectively referred to as the Administration Agreement). The Administrator performs or supervises the performance of services necessary for the operation and administration of each of the Funds (other than making investment decisions), including receiving and processing orders to create and redeem shares of the Funds, net asset value calculations, accounting, and other fund administrative services. The Administrator’s monthly fees are paid on behalf of the Funds by the Company.

(c)	Distribution Services Agreement

ALPS Distributors, Inc. (the Distributor) provides certain distribution services to the Funds. Pursuant to the Distribution Services Agreement between the Company in its capacity as managing owner of the Funds and the Distributor, the Distributor assists the Company and the Administrator with certain functions and duties relating to distribution and marketing including reviewing and approving marketing materials. Distribution fees are paid on behalf of the Funds by the Company.

(d)	License Agreement

Under the License Agreement among Invesco PowerShares Capital Management LLC (the Licensor), and the Company in its own capacity, and in its capacity as the managing owner and on behalf of the Funds, the Licensor granted to the Funds a nonexclusive license to use the PowerShares® trademark (the Trademark) anywhere in the world, solely in connection with the marketing and promotion of the Funds and to use or refer to the Trademark in connection with the issuance and trading of the Funds’ shares as necessary. License fees are paid on behalf of the Funds by the Company.

(e)	Marketing Agreement

Pursuant to a marketing agreement between Invesco AIM Distributors, Inc., an affiliate of the Licensor, and the Company in its capacity as the managing owner and on behalf of the Funds, Invesco AIM Distributors, Inc. assists the Company and the Administrator with certain functions and duties such as providing various educational and marketing activities regarding each of the Funds, primarily in the secondary trading market. Activities include, but are not limited to, communicating each of the Funds’ names, characteristics, uses, benefits, and risks, consistent with the prospectus, engagement in public seminars, road shows, conferences, media interviews, fielding incoming telephone “800” number calls, and distributing sales literature and other communications (including electronic media) regarding each of the Funds. Invesco AIM Distributors, Inc. will not open customer accounts or handle orders for the Funds. Marketing fees are paid on behalf of the Funds by the Company.

(8)	Commitments and Contingencies

The Company has entered into various service agreements on behalf of the Funds that contain a variety of representations, or provide indemnification provisions related to certain risks service providers undertake in performing services that are in the best interests of the Funds. While the Company’s exposure under such indemnification provisions cannot be estimated until a claim arises, these general business indemnifications are not expected to have a material impact on the Company’s financial position.

DB COMMODITY SERVICES LLC

(An Indirect Wholly Owned Subsidiary of Deutsche Bank AG)

Notes to Unaudited Financial Statements

June 30, 2011

(9)	Business and Credit Concentration

The Company’s business is to serve as the managing owner, commodity pool operator, and commodity trading advisor to the DB Exchange Traded Funds. The basis for the management fee calculation is the Funds’ net asset value. Accordingly, factors that may have the effect of causing a decline in the Funds’ net asset value will affect the Company’s income from management fees.

(10)	Subsequent Events

The Company evaluated the need for disclosures and/or adjustments resulting from subsequent events through August 29, 2011, the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the Company’s financial statements and notes to the financial statements.